EXHIBIT 99.1

Canadian Derivatives Clearing Corporation
(Options as of July 31, 2018)

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil -2x Daily Bear ETF	HOD	HOD
BetaPro Crude Oil 2x Daily Bull ETF	HOU	HOU
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BetaPro S&P/TSX 60 -2x Daily Bear ETF	HXD	HXD
BetaPro S&P/TSX 60 2x Daily Bull ETF	HXU	HXU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Canadian Dividend ETF	ZDV	ZDV
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight Oil & Gas Index ETF	ZEO	ZEO
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Long Federal Bond Index ETF	ZFL	ZFL
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO Low Volatility US Equity ETF	ZLU	ZLU
BMO Mid Corporate Bond Index ETF	ZCM	ZCM
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI EAFE Index ETF	ZEA	ZEA
BMO MSCI Europe High Quality Hedged to CAD Index ETF	ZEQ	ZEQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
Horizons Active Preferred Share ETF	HPR	HPR
Horizons Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped Materials Index ETF	XMA	XMA
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
S&P/TSX 60 Index Options	SXO	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV
Vanguard U.S. Total Market Index ETF	VUN	VUN

Equity options Name of underlying instrument	Option symbol	Underlying symbol
ACB1	ACB1	ACB1
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Agrium Inc.	AGU1	AGU1
Air Canada	AC	AC
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI
Alaris Royalty Corp.	AD	AD
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD	ATD.B
Allied Properties Real Estate Investment Trust	AP	AP u

2

Equity options Name of underlying instrument	Option symbol	Underlying symbol
AltaGas Ltd.	ALA	ALA
Altus Group Limited	AIF	AIF
Aphria Inc.	APH	APH
ARC Resources Ltd.	ARX	ARX
Argonaut Gold Inc.	AR	AR
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
ATCO Ltd.	ACO	ACO.X
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
Aurora Cannabis Inc.	ACB	ACB
AutoCanada Inc.	ACQ	ACQ
B2Gold Corp.	BTO	BTO
Badger Daylighting Ltd.	BAD	BAD
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD	BBD.B
Bonavista Energy Corporation	BNP	BNP
Boralex Inc. Class A Shares	BLX	BLX
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Brookfield Infrastructure Partners L.P.	BIP	BIPu
Brookfield Property Partners L.P.	BPY	BPYu
Brookfield Renewable Partners L.P.	BEP	BEPu
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Calfrac Well Services Ltd.	CFW	CFW
Cameco Corporation	CCO	CCO

3

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Railway Limited	CP	CP
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Canadian Utilities Limited	CU	CU
Canadian Western Bank	CWB	CWB
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Capital Power Corporation	CPX	CPX
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc., Cl. B	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
Centerra Gold Inc.	CG	CG
CES Energy Solutions Corp.	CEU	CEU
CGI Inc. (Group), Cl. A	GIB	GIB.A
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
Chorus Aviation Inc., Cl. B	CHR	CHR
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Colliers International Group Inc. Subordinate Voting	CIGI	CIGI
Cominar Real Estate Investment Trust	CUF	CUFu
Continental Gold Inc.	CNL	CNL
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG	CPG
Crew Energy Incorporated	CR	CR
Crombie Real Estate Investment Trust	CRR	CRRu

4

Equity options Name of underlying instrument	Option symbol	Underlying symbol
CRON	CRON	CRON
Descartes Systems Group Inc.	DSG	DSG
Detour Gold Corp.	DGC	DGC
DHX Media Ltd.	DHX	DHX
Dollarama Inc.	DOL	DOL
Domtar Corporation	UFS	UFS
Dream Global Real Estate Investment	DRG	DRGu
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
DREAM Unlimited Corp.	DRM	DRM
DRT	DRT	DRT
Dundee Corporation, Cl. A	DC	DC .A
Dundee Precious Metals Inc.	DPM	DPM
Eldorado Gold Corp.	ELD	ELD
Element Financial Corporation	EFN	EFN
Element Financial Corporation	EFN1	EFN1
Emera Inc.	EMA	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB	ENB
Enbridge Income Fund Holdings Inc.	ENF	ENF
Encana Corporation	ECA	ECA
Endeavour Mining Corporation	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
EnerCare Inc.	ECI	ECI
Enerflex Ltd.	EFX	EFX
Enerplus Resources Fund	ERF	ERF
Enghouse Systems Limited	ENGH	ENGH
Ensign Energy Services Inc.	ESI	ESI
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM	FM
Fortis Inc.	FTS	FTS
Fortuna Silver Mines Inc.	FVI	FVI

5

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Genworth MI Canada Inc.	MIC	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Gluskin Sheff + Associates Inc.	GS	GS
GMP Capital Inc.	GMP	GMP
Goldcorp Inc.	G	G
Gran Tierra Energy Inc.	GTE	GTE
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO
Groupe Aeroplan Inc.	AIM	AIM
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
HEXO	HEXO	HEXO
Home Capital Group Inc.	HCG	HCG
Hudbay Minerals Inc.	HBM	HBM
Hudson's Bay Company	HBC	HBC
Husky Energy Inc.	HSE	HSE
Hydro One Limited	H	H
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO	IMO
Industrial Alliance Insurance and Financial Services Inc.	IAG	IAG
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Ltd.	IPL	IPL
Interfor Corporation	IFP	IFP
Intertape Polymer Group Inc.	ITP	ITP
Ivanhoe Mines Ltd.	IVN	IVN
Jamieson Wellness Inc.	JWEL	JWEL
Just Energy Group Inc.	JE	JE
Kelt Exploration Ltd.	KEL	KEL

6

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinder Morgan Canada Ltd.	KML	KML
Kinross Gold Corporation	K	K
Kirkland Lake Gold Inc.	KL	KL
Klondex Mines Ltd.	KDX1	KDX1
Knight Therapeutics Inc.	GUD	GUD
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB	LB
Linamar Corporation	LNR	LNR
Lithium Americas	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Mining Corp.	LUN	LUN
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
Maxar Technologies Ltd.	MAXR	MAXR
McEwen Mining Inc.	MUX	MUX
MEG Energy Corp.	MEG	MEG
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Mitel Networks Corporation	MNW	MNW
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
NEPT	NEPT	NEPT
Nevsun Resources Ltd.	NSU	NSU
New Gold Inc.	NGD	NGD
NFI Group Inc.	NFI	NFI
Norbord Inc.	OSB	OSB
North West Company Inc.	NWC	NWC
Northland Power Inc.	NPI	NPI
Northview Apartment Real Estate Investment Trust	NVU	NVUu

7

Equity options Name of underlying instrument	Option symbol	Underlying symbol
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
NuVista Energy Limited	NVA	NVA
OceanaGold Corporation	OGC	OGC
Onex Corp.	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Orocobre Ltd.	ORL	ORL
Osisko Gold Royalties Ltd.	OR	OR
Osisko Mining Corp.	OSK	OSK
Painted Pony Energy Ltd.	PONY	PONY
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL	PPL
Pembina Pipeline Corporation	PPL2	PPL2
Peyto Exploration & Development Corp.	PEY	PEY
Potash Corporation of Saskatchewan Inc.	POT1	POT1
Power Corporation of Canada	POW	POW
Power Financial Corporation	PWF	PWF
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premier Gold Mines Limited	PG	PG
Premium Brands Holdings Corporation	PBH	PBH
Pretium Resources Inc.	PVG	PVG
Quebecor Inc., Cl. B	QBR	QBR.B
Raging River Exploration Inc.	RRX	RRX
Real Matters Inc.	REAL	REAL
Resolute Forest Products Inc.	RFP	RFP
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI	RCI.B

8

Equity options Name of underlying instrument	Option symbol	Underlying symbol

ROOT	ROOT	ROOT
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
SEMAFO INC.	SMF	SMF
Seven Generations Energy Ltd.	VII	VII
Shaw Communications Inc., Cl. B	SJR	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc.	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Sierra Wireless Inc.	SW	SW
Silvercorp Metals Inc.	SVM	SVM
Sleep Country Canada Holdings Inc.	ZZZ	ZZZ
SmartCentres Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stella-Jones Inc.	SJ	SJ
STLC	STLC	STLC
Sun Life Financial	SLF	SLF
Suncor Energy Inc.	SU	SU
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
Tahoe Resources Inc.	THO	THO
Teck Resources Limited, Cl. B	TECK	TECK.B
TELUS Corporation	T	T
The Stars Group Inc.	TSGI	TSGI
Theratechnologies Inc.	TH	TH
Thomson Reuters Corporation	TRI	TRI

9

Equity options Name of underlying instrument	Option symbol	Underlying symbol

TMX Group Limited	X	X
TORC Oil & Gas Ltd.	TOG	TOG
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
TransAlta Renewable Inc.	RNW	RNW
TransCanada Corporation	TRP	TRP
Transcontinental Inc., Cl. A	TCL	TCL.A
TransForce Inc.	TFII	TFII
Trican Well Service Ltd.	TCW	TCW
Tricon Capital Group Inc.	TCN	TCN
TRST	TRST	TRST
Turquoise Hill Resources Ltd.	TRQ	TRQ
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U	U
Vermilion Energy Inc.	VET	VET
Vermilion Energy Inc.	VET1	VET1
Wajax Corporation	WJX	WJX
Waste Connections Inc.	WCN	WCN
West Fraser Timber Co. Ltd.	WFT	WFT
WestJet Airlines Ltd.	WJA	WJA
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
Winpak Ltd.	WPK	WPK
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI	YRI

10